                     OPPENHEIMER INTERNATIONAL BOND FUND
                   Supplement Dated August 18, 2005 to the
                      Prospectus dated November 26, 2004

This supplement amends the Prospectus dated November 26, 2004 and is in addition to the supplement dated February 18, 2005.

The Prospectus is revised as follows:

The following paragraph is added at the end of the section titled "About The
Fund - About The Fund's Investments - Other Investment Strategies."

      Investments by "Funds of Funds." Class Y shares of the Fund are offered as an investment to other Oppenheimer funds that act as
   "funds of funds." The Fund's Board of Trustees has approved making the
   Fund's shares available as an investment to those funds. Those funds of funds may invest significant portions of their assets in shares of the Fund, as described in their respective prospectuses. Those other funds, individually and/or collectively, may own significant amounts of the Fund's shares from time to time. Those funds of funds typically use asset allocation strategies under which they may increase or reduce the amount of their investment in the Fund frequently, which may occur on a daily basis under volatile market conditions. Depending on a number of factors, such as the flows of cash into and from the Fund as a result of the activity of other investors and the Fund's then-current liquidity, those purchases and redemptions of the Fund's shares by funds of funds could require the
   Fund to purchase or sell portfolio securities, increasing its transaction costs and possibly reducing its performance, if the size of those purchases and redemptions were significant relative to the size of the Fund. For a further discussion of the possible effects of frequent trading in the Fund's shares, please refer to "Are There
   Limitations On Exchanges?" below.

August 18, 2005                                                 PS0880.033